UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K/A
(Amendment No. 1)
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
February 22, 2024
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UPBOUND GROUP, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	UPBD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Introductory Note
This Current Report on Form 8-K/A (this “Amendment”) amends the quantitative non-GAAP diluted earnings per share reconciliation calculations that were included in Exhibit 99.1 to the Current Report on Form 8-K filed by Upbound Group, Inc. (the “Company”) with the Securities and Exchange Commission on February 22, 2024 (the “Original Form 8-K”). The corrections to the reconciliation line items described below had no impact on the previously reported total GAAP diluted earnings per share or non-GAAP diluted earnings per share amounts that were included in the same reconciliation tables in Exhibit 99.1. The purpose of this Amendment is to make conforming corrections solely to the Acima equity consideration vesting, Acima acquired assets depreciation and amortization, Accelerated software depreciation, Legal settlements, Other and Discrete income tax line items included in the quantitative reconciliation tables for Diluted Earnings Per Share to Non-GAAP Diluted Earnings Per Share for the three months and year ended December 31, 2023, contained within Exhibit 99.1 to the Original Form 8-K. The conforming corrections have been corrected in the Press Release furnished as Exhibit 99.1 to this Amendment and are incorporated herein by reference. Except as described in this Introductory Note, this Amendment does not make any other changes to the Original Form 8-K or to Exhibits 99.2 or 99.3 furnished therewith.
Item 2.02 Results of Operations and Financial Condition.
On February 22, 2024, Upbound Group, Inc. issued a press release announcing its financial results for the quarter and full year ended December 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 22, 2024 (amended)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date:	February 23, 2024	By:	/s/ Fahmi W. Karam
Fahmi W. Karam
EVP, Chief Financial Officer